EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-37325, 33-39416, 33-48752, 33-48753 and 33-80479.



                                           ARTHUR ANDERSEN LLP

                                           /s/ Arthur Andersen LLP

Washington, D.C.
January 18, 1999